UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital, Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Emerging Markets Fund

A series of Fiera Capital Series Trust

Annual Report

September 30, 2018

Fiera Capital Emerging Markets Fund

Table of Contents

Management Discussion and Fund Performance	2
Portfolio Composition	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	12
Notes to the Financial Statements	13
Results of the Special Meeting of Shareholders	21
Report of the Independent Registered Public Accounting Firm	22
Expense Example	23
Additional Information	24
Approval of Investment Advisory Agreements	27
Privacy Notice	29

Fiera Capital Emerging Markets Fund Management Discussion and Fund Performance September 30, 2018 (Unaudited)

October 1, 2017 – September 30, 2018

For the period October 1, 2017 – September 30, 2018, the Fiera Capital Emerging Markets Fund (the “Fund”) returned -12.46% for the Institutional Class and -12.71% for the Investor Class (net of fees). The Fund underperformed its category benchmark, the MSCI Emerging Markets Net Total Return Index (“MXEF”), which returned -.81% and underperformed the MSCI Emerging Markets Asia Net Total Return Index, which returned +1.00%, for the same period.

Investment Philosophy

The Fiera Capital Emerging Markets Fund seeks to provide long-term capital appreciation by investing primarily in emerging market companies. The fund has a distinct bias towards Asian emerging market economies, with relatively large and young populations, rising per capita income, rapid urbanization, and robust savings and investments. The portfolio is weighted towards domestic demand themes, such as information technology or consumer companies, or export sectors that enjoy long-term sustainable comparative advantage. While we actively manage country, sector and company exposure, we aim to keep a low portfolio turnover.

Market Review and Positioning

Emerging markets (“EM”) have seen significant volatility and drawdowns in recent months. The possibility of a trade war between China and the United States has weighed heavily on investor minds throughout the year. Our focus on domestic players and the domestic markets in Emerging Asia has been particularly negatively impactful. Although we are not invested in US trade-linked companies with 3-5% net margins manufacturing items such as toys, housing components, and other materials vulnerable to the potential tariff war, the market has not differentiated during this most recent drawdown.

We believe the earnings of these companies catering to the domestic Chinese market won’t suffer as much as the recent market moves currently indicate. While we do not know how long this drawdown and volatility will continue, in our long-term (3-5 year) view we see this as an opportunity, as stocks in this space have experienced material corrections.

The Chinese equity market has fallen more than 25% and is officially a bear market. The Emerging Markets space has also seen sizable ETF outflows. Companies across the board have been punished and fallen 30-40%. In our view, this creates tactical buying opportunities.

We do not act based on headline news and noise. We evaluate the long-term fundamentals of the companies we hold, through continuous detailed due diligence. Despite the volatility, we keep our process, philosophy and research steps intact. Our due diligence process remains the same. We continue to fine tune & update our proprietary financial models and rebalance our portfolio accordingly. We are taking a close look at the portion of our portfolio that has US trade exposure, but it is relatively small. If valuations and growth outlook remain reasonable, and earnings visibility remains intact, we currently expect that many of the stocks we hold will remain in our portfolio despite the recent correction.

For October 1, 2017 – December 31, 2017, relative to MXEF on a sector basis, allocation and currency were net negatives in the quarter. On a relative basis, country selection was the main detractor, while allocation was a net positive and currency a net negative. The Fund’s relative performance was hurt by the strong performance in South Africa and South Korea, countries we continue to hold little exposure. These two countries cost us -127 bps and -104 bps respectively vs. the MXEF benchmark. Relative to MXEF, our overweight country allocations in Malaysia and the Philippines contributed positively to performance.

In January 1, 2017 – March 31, 2018, relative to MXEF, stock selection remained a positive contributor during 1Q 2018 despite the Fund’s overall underperformance. On a relative basis, allocation and currency were net negatives during the quarter. The Fund was hurt by the strong performance in Brazil and Russia, countries where we continue to hold no exposure. That lack of exposure explains 110bps of underperformance during the quarter. Philippines and India equities were among the worst performers in EM, and our overweight positions there hurt performance by 50 bps during the first quarter. Relative to MXEF on a sector basis, our overweight positions in Information Technology and Consumer Discretionary helped us. On the other hand, our underweight stance on Financials [16% vs MXEF’s 24%] hurt us as China Financials rallied.

Fiera Capital Emerging Markets Fund Management Discussion and Fund Performance – Continued September 30, 2018 (Unaudited)

From April 1 – June 30, 2018, relative to MXEF, stock selection was a negative contributor during 2Q 2018. On a relative basis, allocation and currency were net positives during the quarter. The strategy’s underperformance was due to weakness in our China, India and Philippines holdings costing us 119bps, 64bps and 109bps respectively. We currently remain overweight in each of these markets vs. MXEF, and thus the global pullback in EM and EM currencies has created distributed weakness across all our holdings.

From a sector perspective, our two heaviest weights, Consumer Discretionary and Information Technology, were also our heaviest detractors, costing us 124bps and 106bps respectively. Relative to MXEF, the strategy outperformed in Brazil, where we hold zero exposure contributing 195bps. Our underweights to the benchmark, South Africa and South Korea, contributed 76bps and 59bps respectively. From a positive sector positioning perspective, our underweight to Financials contributed 204bps.

For the months spanning July 1 – September 30, 2018, the strategy’s underperformance was due to weakness in our China/HK, India, and Taiwan holdings costing us 308bps, 146bps, and 123bps respectively. We currently remain overweight to Asian markets compared to MXEF, and thus the global pullback in EM and EM currencies has created distributed weakness across all our holdings. From a sector perspective, Information Technology and Financials cost us the most: 206bps and 147bps respectively. Our Consumer Staples exposure contributed 26bps to relative performance. Relative to EM, the strategy outperformed in the EM markets where we continue to hold no exposure, such as Turkey, which contributed 15bps, or where we were underweight the benchmark, as in South Africa, which contributed 38bps. All contribution to performance numbers noted are on a gross basis.

Outlook

We expect China to continue to show caution and restraint in the matter of a tariff war escalation. China has far more retaliatory options towards the US than import tariffs. US companies have made nearly $600bn of direct investments in China – building plants, facilities and joint ventures – since the 2008 global financial crisis, and China is the largest creditor to the US government. Confrontation of the two largest economies would be devastating for both, as well as the global economy, and diplomatic dialogue between the two nations continues to be the ultimate goal. We speculate that we are likely to see some measures to narrow the trade gap (the success of which would remain debatable), including greater access to Chinese markets for US manufacturers and service providers. The tariff rift may also act as a catalyst to accelerate financial market reforms. Domestically, China can accelerate its market reforms and provide fiscal stimulus to support its asset markets and real economy in the meantime. We believe a focus on infrastructure or tax cuts are some of the most feasible and likely fiscal initiatives.

In the near term, we expect policy uncertainties to prevail, which may continue to hurt EM Asia market sentiment. We continue to focus on domestic consumption demand, which is less affected by currency and trade shocks. Our current posture for the coming months is defensive: we could take advantage of unreasonable short-term declines in the market due to policy uncertainties and are currently holding nearly 8% cash – which can help us capitalize on market declines that present an opportunity.

Fiera Capital Emerging Markets Fund Management Discussion and Fund Performance – Continued September 30, 2018 (Unaudited)

Fiera Capital Emerging Markets Fund

Results of a $10,000 Investment

			Inception	Expense Ratios
Share Class	Ticker	Cusip	Date	Gross	Net
Investor	RIMIX	31660Q801	12/14/11	1.62%	1.62%
Institutional	CNRYX	31660Q884	06/01/16	1.37%	1.37%

The table references expense ratios per the prospectus dated March 16, 2018.

Annualized Total Return Information

Share Class	1 Year	3 Year	5 Year	Since Inception
Investor Class(1)	(12.71)%	9.21%	6.26%	9.53%
Institutional Class(1)	(12.46)%	—%	—%	8.50%
Fund Benchmarks
MSCI Emerging Markets Index(2)	(0.81)%	12.36%	3.61%	4.73%(3)
MSCI Emerging Markets Asia Index	1.00%	13.50%	6.75%	7.71%(3)

(1)	See Notes to Financial Statements, Note 10. Reorganization information.

(2)	Primary benchmark.

(3)	Benchmark since inceptions returns reflect Investor Class inception date

Performance of Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the Fund’s inception date to September 30, 2018.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Net Total Return Index (“MXEF”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Asia Net Total Return Index is a free-float-adjusted market-capitalization index that is designed to measure equity market performance in the Asian emerging markets.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Emerging Markets Fund Portfolio Composition September 30, 2018 (Unaudited)

Fiera Capital Emerging Markets Fund

Sector	% of Total Net Assets
Common Stocks
Basic Materials	1.2%
Communications	15.2
Consumer, Cyclical	16.8
Consumer, Non-cyclical	5.2
Energy	2.5
Financial	21.3
Industrial	14.0
Technology	10.8
Utilities	0.9
Total Common Stocks	87.9
Participation Notes	2.6
Warrants	0.1
Short-Term Investments	8.2
Other Assets and Liabilities	1.2
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Auto Manufacturers	$53,664,739	3.3%
Auto Parts & Equipment	14,861,862	0.9
Banks	131,665,024	8.1
Beverages	12,738,586	0.8
Chemicals	19,654,789	1.2
Commercial Services	20,985,943	1.3
Computers	21,409,125	1.3
Diversified Financial Services	32,735,422	2.0
Electric	15,317,340	0.9
Electronics	64,151,728	4.0
Energy-Alternate Sources	12,726,046	0.8
Engineering & Construction	66,805,203	4.1
Entertainment	12,999,240	0.8
Food	2,585,515	0.2
Healthcare-Products	26,630,177	1.6
Home Furnishings	20,140,685	1.2
Insurance	97,486,616	6.0
Internet	225,579,373	13.9
Investment Companies	10,562,969	0.7
Lodging	68,446,230	4.2
Machinery-Construction & Mining	17,876,227	1.1
Media	21,688,730	1.3
Miscellaneous Manufacturing	60,010,530	3.7
Oil & Gas	27,149,438	1.7
Pharmaceuticals	22,009,463	1.4
Real Estate	73,432,681	4.5
Retail	101,520,659	6.3
Semiconductors	126,268,786	7.8
Software	27,122,831	1.7
Transportation	17,666,913	1.1
Total Common Stocks	1,425,892,870	87.9
Participation Notes	42,047,653	2.6
Warrants	716,855	0.1
Mutual Funds	133,577,109	8.2
Total Investments	1,602,234,487	98.8
Other Assets and Liabilities	19,377,213	1.2
Total Net Assets	$1,621,611,700	100.0%

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of September 30, 2018 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Fiera Capital Emerging Markets Fund Schedule of Investments September 30, 2018

Description	Shares or Units	Value
Common Stocks — 87.9%
China — 33.1%
51job, Inc., ADR (1)	195,000	$15,013,050
AAC Technologies Holdings, Inc.	2,369,200	24,604,767
Alibaba Group Holding, Ltd., ADR (1)	304,219	50,123,122
ANTA Sports Products, Ltd.	3,543,000	16,994,488
Baidu, Inc., ADR (1)	51,900	11,868,492
China Medical System Holdings, Ltd.	19,161,000	26,630,177
China Railway Group, Ltd., Class H	30,291,000	30,026,335
China State Construction International Holdings, Ltd.	14,072,091	14,865,898
Ctrip.com International, Ltd., ADR (1)	377,000	14,013,090
Geely Automobile Holdings, Ltd.	7,988,000	15,918,042
Great Wall Motor Co., Ltd., Class H	48,150,000	30,691,904
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	1,749,834	7,308,989
Luye Pharma Group, Ltd. (2)	24,544,000	22,009,463
Man Wah Holdings, Ltd.	15,899,600	9,525,462
Minth Group, Ltd.	3,602,000	14,861,862
Ping An Insurance Group Co. of China, Ltd., Class H	6,360,000	64,587,911
Qingdao Haier Co., Ltd., Class A	2,300,000	5,522,193
Sunny Optical Technology Group Co., Ltd.	3,049,132	35,171,506
Tencent Holdings, Ltd.	1,789,400	73,876,409
Weibo Corp., ADR (1)	269,400	19,701,222
Wuliangye Yibin Co., Ltd., Class A	1,289,906	12,738,586
Zhejiang Expressway Co., Ltd., Class H	25,236,000	20,985,943
		537,038,911
Hong Kong — 8.7%
ASM Pacific Technology, Ltd.	1,409,800	14,353,004
China Overseas Land & Investment, Ltd.	5,469,000	17,115,950
Galaxy Entertainment Group, Ltd.	6,731,000	42,689,969
MTR Corp., Ltd.	3,356,885	17,666,913
NagaCorp, Ltd.	24,589,063	25,756,261
Shimao Property Holdings, Ltd.	4,425,000	11,033,672
Xinyi Solar Holdings, Ltd.	41,338,000	12,726,046
		141,341,815
India — 16.3%
CESC, Ltd. (3)	1,352,688	15,317,340
Crompton Greaves Consumer Electricals, Ltd. (3)	4,732,892	14,618,492
HDFC Bank, Ltd., ADR (3)	385,000	36,228,500
Housing Development Finance Corp., Ltd. (3)	603,772	14,613,298
ICICI Bank, Ltd., ADR (3)	2,144,775	18,209,140
ICICI Lombard General Insurance Co., Ltd. (2) (3)	2,867,800	31,979,392
Kotak Mahindra Bank, Ltd. (3)	1,597,940	25,164,965
Larsen & Toubro, Ltd. (3)	1,248,700	21,912,971
PNB Housing Finance, Ltd. (2) (3)	1,057,758	12,937,070
Reliance Industries, Ltd. (3)	1,564,500	27,149,438
SBI Life Insurance Co., Ltd. (2) (3)	130,260	919,313
Tata Motors, Ltd., Class A (1) (3)	4,387,833	7,054,793
Tech Mahindra, Ltd. (3)	2,637,336	27,122,831
Zee Entertainment Enterprises, Ltd. (3)	1,972,325	11,933,532
		265,161,075
Indonesia — 5.4%
Bank Mandiri Persero	53,408,600	24,103,133
Ciputra Development	263,549,459	15,475,340
Mitra Adiperkasa	325,966,000	18,046,636
MNC Kapital Indonesia (1) (4)	628,171,300	5,185,053
Ramayana Lestari Sentosa	84,763,500	7,394,729
Surya Citra Media	676,900	85,172
United Tractors	8,072,200	17,876,227
		88,166,290
Malaysia — 3.9%
Inari Amertron	52,209,018	28,763,214
My EG Services	29,977,900	12,676,411
Padini Holdings	15,238,400	21,650,789
		63,090,414
Philippines — 6.0%
Ayala Land, Inc.	21,116,200	15,652,486
BDO Unibank, Inc.	6,890,860	15,279,012
Bloomberry Resorts Corp.	80,085,400	12,999,240
GT Capital Holdings, Inc.	695,997	10,562,969
Jollibee Foods Corp.	2,658,860	12,647,178
Megaworld Corp.	173,819,826	14,155,233
Security Bank Corp.	4,448,800	12,680,274
Universal Robina Corp.	966,750	2,585,515
		96,561,907
South Africa — 0.6%
Naspers, Ltd. N Shares, ADR	225,988	9,670,026

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Schedule of Investments - Continued September 30, 2018

Description	Shares or Units	Value
South Korea — 8.1%
LG Chem, Ltd.	59,650	$19,654,789
NAVER Corp.	43,855	28,307,577
Samsung Electronics Co., Ltd.	1,708,250	71,533,210
SK Hynix, Inc.	176,317	11,619,358
		131,114,934
Taiwan — 2.5%
Airtac International Group	2,536,488	24,839,024
Elite Material Co., Ltd.	5,497,000	15,482,985
		40,322,009
Thailand — 2.0%
Beauty Community PLC	40,789,500	15,261,378
KCE Electronics PLC	12,825,000	16,754,986
		32,016,364
United States — 1.3%
Cognizant Technology Solutions Corp., Class A	277,500	21,409,125

Total Common Stocks
(identified cost $1,300,287,880)		1,425,892,870

Participation Notes — 2.6%
China — 2.6%
Hangzhou Hikvision Digital Technology Co., Ltd., Class A, Issued by UBS AG, Maturity Date 2/25/2019 (5)	2,414,893	10,103,419
Midea Group Co., Ltd., Class A, Issued by UBS AG, Maturity Date 2/25/2019 (5)	2,034,906	11,938,044
Qingdao Haier Co., Ltd., Class A, Issued by UBS AG, Maturity Date 2/25/2019 (5)	6,149,909	14,789,803
SAIC Motor Corp., Ltd., Class A, Issued by Credit Suisse Group AG, Maturity Date 10/22/2019 (5)	452,500	2,072,674
SAIC Motor Corp., Ltd., Class A, Issued by Credit Suisse Group AG, Maturity Date 11/29/2021 (5)	775,000	3,143,713

Total Participation Notes
(identified cost $58,558,593)		42,047,653

Warrants — 0.1%
Malaysia — 0.1%
Inari Amertron, Expiration Date 2/17/2020, Strike Price 0.533 MYR (1)	1,676,104	716,855

Total Warrants
(identified cost $0)		716,855

Short-Term Investments — 8.2%
Mutual Funds — 8.2%
Federated Treasury Obligations Fund - Institutional Class, 1.92% (6)	133,577,109	133,577,109

Total Short-Term Investments
(identified cost $133,577,109)		133,577,109

Total Investments — 98.8%
(identified cost $1,492,423,582)		1,602,234,487
Other Assets and Liabilities — 1.2%		19,377,213
Total Net Assets — 100.0%		$1,621,611,700

(1)	Non-income producing.

(2)	144A restricted security. As of September 30, 2018 the total market value of such securities was $67,845,238 and represented 4.18% of the Fund’s net assets.

(3)	Securities held through a Mauritius Subsidiary.

(4)

Denotes a security which has been deemed illiquid by the Valuation Committee. The total market value of such securities on September 30, 2018 was $5,185,053 and represented 0.32% of the Fund’s net assets.

(5)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.

(6)	Represents the 7-day effective yield as of September 30, 2018.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Statement of Assets and Liabilities September 30, 2018

Assets:
Investments at value	$1,602,234,487
Cash denominated in foreign currencies	6,288,712	(1)
Receivable for investments sold	41,727,165
Dividends receivable	4,551,153
Receivable for capital stock sold	3,096,815
Prepaid expenses	38,810
Total assets	1,657,937,142

Liabilities:
Payable for investments purchased	33,357,503
Payable to Adviser for management fees (Note 3)	1,338,942
Payable for capital stock redeemed	873,059
Payable for Shareholder Servicing fees - Institutional Class	306,539
Payable for Shareholder Servicing fees - Investor Class	27,172
Payable for 12b-1 fees - Investor Class	27,172
Payable for legal fees	97,508
Payable for transfer agent fees	41,952
Payable for audit and tax fees	24,000
Accrued foreign capital gains tax on appreciated securities	12,139
Payable for trustee fees	2,188
Other liabilities	217,268
Total liabilities	36,325,442
Total net assets	$1,621,611,700

Net assets consist of:
Paid-in capital	$1,517,492,998
Total distributable earnings (loss)	104,118,702
Total net assets	$1,621,611,700

Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor class of shares	$43.02
Institutional class of shares	43.22

Net assets:
Investor class of shares	$127,525,322
Institutional class of shares	1,494,086,378
Total net assets	$1,621,611,700

Shares outstanding:
Investor class of shares	2,964,320
Institutional class of shares	34,570,935
Total shares outstanding	37,535,255

Total investments, at cost	$1,492,423,582

(1)	Identified cost of cash denominated in foreign currencies is $6,275,782.

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Statement of Operations Year Ended September 30, 2018

Investment income:
Dividend income(2)	$26,636,658
Interest income	1,712,934
Total income	28,349,592

Expenses:
Investment advisory fees (Note 3)	17,020,548
Custodian fees	740,254
Shareholder servicing fees (Note 2):
Investor class	495,441
Institutional Class	2,986,246
12b-1 fees (Note 2):
Investor class	495,441
Fund accounting and administration fees	479,269
Miscellaneous	245,793
Transfer agent fees	210,949
Legal fees	114,029
Directors' fees	56,755
Audit and tax fees	39,211
Chief compliance officer fees	6,250
Licensing fees	3,654
Total expenses	22,893,840
Net investment income	5,455,752

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	85,817,899
Foreign currency transactions	(2,502,819)
Total net realized gain	83,315,080
Net change in unrealized depreciation on:
Investments	(322,850,298)
Foreign Capital Gains Tax	(2,601)
Foreign currency translations	(63,378)
Total net change in unrealized depreciation	(322,916,277)
Net realized and unrealized loss on investments and foreign currency	(239,601,197)
Change in net assets resulting from operations	$(234,145,445)

(2)	Net of foreign taxes withheld of $2,262,435.

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Statements of Changes in Net Assets

	Year Ended September 30, 2018(1)	Year Ended September 30, 2017
Change in net assets resulting from:
Operations:
Net investment income	$5,455,752	$1,334,397
Net realized gain on investments and foreign currency transactions	83,315,080	39,653,813
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(322,916,277)	273,275,284
Change in net assets resulting from operations	(234,145,445)	314,263,494

Distributions to shareholders:(2)
Distributions to shareholders:
Investor class of shares	(13,040,637)
Institutional class of shares	(95,400,995)
Distributions to shareholders from net investment income:
Investor class of shares		(177,850)
Institutional class of shares		(2,287,380)
Change in net assets resulting from distributions to shareholders	(108,441,632)	(2,465,230)

Capital stock transactions:
Proceeds from sale of shares:
Investor class of shares	128,095,426	139,569,746
Institutional class of shares	587,706,214	370,807,404
Net proceeds from sale of shares	715,801,640	510,377,150
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor class of shares	12,052,486	155,105
Institutional class of shares	73,274,859	1,673,006
Net proceeds from shares issued	85,327,345	1,828,111
Cost of shares redeemed:
Investor class of shares	(150,120,661)	(107,631,873)
Institutional class of shares	(249,564,517)	(146,903,242)
Net cost of shares redeemed	(399,685,178)	(254,535,115)
Redemption fees	22,515	—
Change in net assets resulting from capital stock transactions	401,466,322	257,670,146
Change in net assets	58,879,245	569,468,410

Net assets:
Beginning of period	1,562,732,455	993,264,045
End of period(3)	$1,621,611,700	$1,562,732,455

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Statements of Changes in Net Assets - Continued

	Year Ended September 30, 2018(1)	Year Ended September 30, 2017
Capital stock transactions in shares:
Sale of shares:
Investor class of shares	2,477,694	3,093,408
Institutional class of shares	11,891,412	8,285,900
Net sale of shares	14,369,106	11,379,308
Shares issued to shareholders in payment of distributions declared:
Investor class of shares	235,175	4,090
Institutional class of shares	1,424,968	44,084
Net shares issued	1,660,143	48,174
Shares redeemed:
Investor class of shares	(3,086,893)	(2,456,405)
Institutional class of shares	(5,008,420)	(3,186,480)
Net shares redeemed	(8,095,313)	(5,642,885)
Net change resulting from fund share transactions in shares	7,933,936	5,784,597

(1)	See Note 10 “Reorganization Information” in the Notes to the Financial Statements.

(2)

Distributions are presented separately by year in accordance with the SEC Rule for Disclosure Update and Simplification. The SEC eliminated the requirement to disclose the distribution amounts by type in 2018.

(3)

Net Assets - End of Period includes undistributed net investment income for the year ended September 30, 2017 of $1,813,510. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Financial Highlights

For a Share Outstanding Throughout the Period

Period Ended September 30,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain (loss)	Total distributions	Net asset value, end of period	Total return(1)	Gross expenses(2)	Net expenses(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of period (000 omitted)	Portfolio turnover rate(6)
Investor Class (commenced operations on December 15, 2011)
2018	$52.68	$(0.05)		$(6.09	)(4)	$(6.14)		$(0.09)	$(3.43)	$(3.52)	$43.02	(12.71)%	1.61%	1.61%	(0.02)%	$127,525	48%
2017	41.67	(0.05	)(5)	11.13	(5)	11.08	(5)	(0.07)	—	(0.07)	52.68	26.66	1.61	1.61	(0.12)	175,875	24
2016	35.38	0.04	(5)	6.26	(5)	6.30	(5)	(0.01)	—	(0.01)	41.67	17.81	1.62	1.61	0.11	112,388	15
2015	38.90	0.09	(5)	(3.48	)(5)	(3.39	)(5)	(0.13)	—	(0.13)	35.38	(8.74)	1.65	1.61	0.21	684,182	34
2014	34.24	0.22	(5)	4.55	(5)	4.77	(5)	(0.11)	—	(0.11)	38.90	13.96	1.64	1.61	0.58	582,490	42
Institutional Class (commenced operations on June 2, 2016)
2018	$52.81	$0.20		$(6.22)		$(6.02)		$(0.14)	$(3.43)	$(3.57)	$43.22	(12.46)%	1.31%	1.31%	0.36%	$1,494,087	48%
2017	41.71	0.06	(5)	11.14	(5)	11.20	(5)	(0.10)	—	(0.10)	52.81	26.95	1.36	1.36	0.14	1,386,857	24
2016(7)	38.33	0.10	(5)	3.28	(5)	3.38	(5)	—	—	—	41.71	8.82	1.37	1.37	0.74	880,876	15

(1)

Returns are for the period indicated and have not been annualized. If fee waivers occurred during any period; performance would have been lower without the fee waivers. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2)	Annualized for periods less than one year.

(3)	Ratio includes any waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

(4)	Ratio includes redemption fees, which represents less than $0.01 per share.

(5)	Per share calculations are based on Average Shares outstanding throughout the period.

(6)	Portfolio turnover rate is presented at the Fund Level.

(7)	Reflects the period from June 1, 2016 (Institutional Class inception date) to September 30, 2016.

See accompanying notes to financial statements.

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

1. Organization

The Fiera Capital Emerging Markets Fund is a series within the Fiera Capital Series Trust (the “Trust”). The Trust was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of September 30, 2018, the Trust consisted of four series that commenced operations: Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”), Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital Global Equity Focused Fund (the “Global Equity Focused Fund”), and Fiera Capital International Equity Fund (the “International Equity Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the Fund’s/class’s original NAV was used for subscription placement. The Fund’s/class’s commencement of investment operations date began on the business day following the inception date.

The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of emerging market equities. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks, and warrants) of companies operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) its securities are included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets, or it is represented in the MSCI Emerging Markets Index. The Fund may also gain exposure to such companies through investment in depository receipts. Depository receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. The Fund’s inception date was December 14, 2011. The Fund has two classes, the Investor Class and Institutional Class, with inception dates of December 14, 2011 and June 1, 2016, respectively. On June 4, 2018 the City National Rochdale Emerging Markets Fund (the “Previous Fund”), a series of City National Rochdale Funds, was reorganized into the Emerging Markets Fund. The investment objectives, policies, guidelines, and restrictions of the Emerging Markets Fund and the Previous Fund are identical in all material respects.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds within the Trust. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

2. Significant Accounting Policies

The Fund is an investment company; as such these financial statements have applied the guidance set forth in the Accounting Standards Codification (ASC) 946, Financial Services-Investment Companies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 4).

Investment Valuation – The Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price;

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Fund does not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor, pursuant to the policies adopted by the Board and under the supervision of the Board (“Fair Value Pricing”). The Board has delegated to its Valuation Committee all Fair Value Pricing determinations, subject to Board approval or ratification of appropriate fair value pricing methodologies, and has delegated to the Fund’s Adviser the responsibility for reviewing market prices and recommending to the Valuation Committee proposed Fair Value Pricing determinations.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short), or the bid, ask, or price of any other type of security, does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.).

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of September 30, 2018:

	Emerging Markets Fund*
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,420,707,817	$5,185,053	$—	$1,425,892,870
Participation Notes	—	42,047,653	—	42,047,653
Warrants	716,855	—	—	716,855
Short-Term Investments	133,577,109	—	—	133,577,109
Total	$1,555,001,781	$47,232,706	$—	$1,602,234,487

*	For the fiscal year ended September 30, 2018 the Fund had transfers in Common Stocks of $5,185,053 from Level 3 to Level 2 due to use of an observable input in the valuation as of September 30, 2018.

As of September 30, 2018, the Fund did not hold any Level 3 securities.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Fund distributes net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal Income Taxes – The Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Fund has no uncertain tax positions.

Management has evaluated all tax positions taken or expected to be taken by the Fund to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold will result in the Fund recording an unrecognized tax benefit. If the Fund were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized for the year ended September 30, 2018. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has determined that the Fund has not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Fund’s financial statements.

The Fund’s U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund’s 2014 - 2017 tax years are open to examination as of September 30, 2018.

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

The Fund may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned, and the Fund accrues those taxes when the related income is earned.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution fees for the sale and distribution of Investor Class shares of the Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the period ending September 30, 2018, distribution fees amounted to $495,441 for the Investor Class Shares of the Fund. Institutional Shares do not pay distribution fees.

Shareholder Servicing Fees – The Fund has certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the Fund’s shares. For the period ended September 30, 2018, accrued shareholder servicing fees amounted to $495,441 for the Investor Class Shares and $2,986,246 for the Institutional Class Shares.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Investments in Mauritius Subsidiary – To the extent that the Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is managed by City National Rochdale. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

Due to the recent amendment of the tax treaty between India and Mauritius, the capital gains tax exemption on shares of Indian companies will be phased out over a two-year period that began on April 1, 2017 and ends on March 31, 2019. Shares of Indian companies acquired on or after April 1, 2017, will be subject to a reduced capital gains tax until March 31, 2019, and shares will be taxed at India’s full tax rate thereafter. There is no guarantee that the tax treaty will not be amended further.

3. Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Fund’s investment programs and providing day-to-day management services to the Fund. The Fund will pay the Adviser a monthly fee in arrears that is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. For the period ended September 30, 2018, the Fund incurred $17,020,548 in investment advisory fees.

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that is substantially similar to that of the Fund. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Fund. These Participating Affiliates provide services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain officers and Trustees of the Trust are also officers of the Adviser.

4. Expense Limitation Agreement

For the portion of the fiscal year prior to the reorganization on June 4, 2018 (see Note 10. Reorganization Information) the Fund had no expense limitation agreement. In conjunction with the reorganization the Adviser and the Fund entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of the Fund and any other expenses, the exclusion which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts for the periods set forth below.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause the Fund’s ordinary operating expenses to exceed: (1) the Expense Limitation in effect at the time the expense was paid or absorbed; and (2) the Expense Limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for the Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Expense Limitation Agreement Expiration Date
Emerging Markets Fund	1.62%	1.37%	June 4, 2020

As of September 30, 2018, the Fund’s expenses subsequent to the reorganization did not exceed the contractual expense limit and there are no expenses subject to recoupment within the limitations noted above.

5. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments and in-kind contributions, for the period ended September 30, 2018 were $1,029,879,349 and $742,418,712, respectively.

6. Federal Income Tax Information

At September 30, 2018, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Fiera Capital Emerging Markets Fund
Cost of investments	$1,502,145,953
Gross unrealized appreciation	$270,801,180
Gross unrealized depreciation	(170,712,646)
Net unrealized appreciation on investments	$100,088,534

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of the components of distributable net earnings (deficit) at September 30, 2018 were as follows:

Fiera Capital Emerging Markets Fund
Undistributed Ordinary Income	$2,860,940
Undistributed Long-Term Capital Gains	1,215,152
Tax accumulated earnings	4,076,092
Accumulated Capital and Other Losses
Unrealized Appreciation	100,088,534
Foreign currency translations	(45,924)
Distributable net earnings	$104,118,702

The tax character of distributions paid during the fiscal year ended September 30, 2018 were as follows:

	Fiera Capital Emerging Markets Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
Ordinary Income	$11,090,588	$608,538
Long-Term Capital Gain	$97,351,044	$—

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2018, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and accumulated net realized loss as follows:

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Fiera Capital Emerging Markets Fund	$(1,893)	$(1,326,154)	$1,328,047

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

8. Officers and Trustees

Each Independent Trustee receives an annual retainer of $10,000, and an additional $2,500 for each additional series added to the Trust, and is reimbursed for travel-related expenses. No “interested person” who serves as Trustee of the Trust received any compensation for their services as Trustee.

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2018, National Financial Services LLC, for the benefit of its customers, owned 57% of the Emerging Markets Fund.

10. Reorganization Information

On November 30, 2017, the Board of Trustees of City National Rochdale Funds (the “Former Board”) approved the reorganization of the City National Rochdale Emerging Markets Fund (the “Previous Fund”) into the Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of the Fiera Capital Series Trust, an open-end registered investment company organized as a Delaware statutory trust managed by Fiera Capital Inc. (“FCI”), pursuant to an Agreement and Plan of Reorganization (the “Plan”). The reorganization was proposed by City National Rochdale, LLC (“CNR”), the former investment adviser to the Previous Fund, in connection with the acquisition by FCI of certain assets used by CNR in its investment advisory business solely related to the Previous Fund (the “Transaction”). The Transaction closed on December 1, 2017, and as part of the Transaction, the Previous Fund’s portfolio management team joined FCI. Effective upon the closing of the Transaction, the Former Board also approved the appointment of FCI as sub-adviser to the Previous Fund, and FCI provided day-to-day investment advice and recommendations to the Previous Fund using the same portfolio management team that had previously been with CNR, subject to the supervision and oversight of CNR as the Previous Fund’s investment adviser.

The Amended and Restated Agreement and Plan of Reorganization of the Previous Fund was approved by the shareholders at a meeting on May 9, 2018, and the reorganization occurred after the close of business on June 4, 2018. Upon the closing of the reorganization, the Previous Fund transferred all of its assets to the New Fund and the New Fund assumed all of the Previous Fund’s liabilities, and the shareholders of the Previous Fund received a corresponding class of shares of the New Fund having the same aggregate net asset value as the shares of the Previous Fund they held immediately prior to the reorganization (the “Reorganization”). Shareholders of Class N (4,427,583 shares) of the Previous Fund received Investor Class shares of the New Fund and shareholders of Class Y (30,366,334 shares) of the Previous Fund received Institutional Class shares of the New Fund. The Previous Fund’s net assets on the date of the Reorganization were $1,747,437,777, and included the following:

Assets:
Investments cost	$1,304,846,427
Foreign cash cost	22,292,211
Net unrealized appreciation on investments and foreign currency translations	342,278,023
Cash	75,019,903
Receivable for Fund shares sold	1,665,546
Dividends and interest receivable	2,141,873
Prepaid expenses	3,424
Total assets	1,748,247,407
Liabilities:
Payable to affiliates	47,702
Accrued foreign capital gains tax on unrealized positions	150,441
Other liabilities	611,487
Total liabilities	809,630
Total Net Assets:	$1,747,437,777

11. Accounting Update

On August 28, 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Early adoption is permitted. Management has adopted certain disclosures of ASU 2018-13 as permitted by the standard.

Fiera Capital Emerging Markets Fund Notes to Financial Statements September 30, 2018

12. Subsequent Events

Management of the Fund has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On November 28, 2018, the Board approved the change of the Fund’s fiscal year end from September 30th to March 31st.

Fiera Capital Emerging Markets Fund Results of the Special Meeting of Shareholders (Unaudited) September 30, 2018

A special meeting of shareholders (the “Meeting”) of the City National Rochdale Emerging Markets Fund (the “Previous Fund”) was held on May 9, 2018. The matters voted on by the shareholders of record as of February 28, 2018 and the results of the vote at the shareholder meeting held May 9, 2018 are as follows:

To approve an Amended and Restated Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Previous Fund, Fiera Capital Series Trust (“FCST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of FCST, CNR and Fiera Capital Inc., providing for: (a) the acquisition of all of the assets of the Previous Fund by the New Fund in exchange for Investor Class shares and Institutional Class shares of the New Fund and the New Fund’s assumption of all of the Previous Fund’s liabilities as described in the Plan; (b) the distribution of each such class of shares pro rata to the holders of the corresponding class of shares of the Previous Fund in redemption of their Previous Fund shares; and (c) the liquidation and termination of the Previous Fund (the “Reorganization”).

	Affirmative	Against	Abstain
City National Rochdale Emerging Markets Fund	24,573,434	18,536	91,873

Fiera Capital Emerging Markets Fund Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fiera Capital Emerging Markets Fund (the “Fund”), one of the funds comprising Fiera Capital Series Trust, as of September 30, 2018, the related statements of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended September 30, 2017 and the financial highlights for the four years ended September 30, 2017 were audited by another auditor whose report, dated November 28, 2017, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/Deloitte & Touche LLP

Milwaukee, Wisconsin
November 29, 2018

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Emerging Markets Fund Expense Example September 30, 2018 (Unaudited)

For the period ended September 30, 2018

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended September 30, 2018 (4/1/18 – 9/30/18).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Investor				Institutional
Fund	Beginning account value 4/1/18	Ending account value 9/30/18	Annualized Expense Ratio(1)	Expenses paid during period 4/1/18- 9/30/18(1)	Beginning account value 4/1/18	Ending account value 9/30/18	Annualized Expense Ratio(1)	Expenses paid during period 4/1/18- 9/30/18(1)
Emerging Markets Fund
Actual	$1,000.00	$ 840.60	1.63%	$7.52	$1,000.00	$ 841.80	1.36%	$6.28
Hypothetical (5% return before expenses)	1,000.00	1,016.80	1.63	8.24	1,000.00	1,018.20	1.36	6.88

(1)

Expenses are equal to the Fund’s annualized expense ratio for the period April 1, 2018 through September 30, 2018, multiplied by the average account value over the period and multiplied by 183/365 (to reflect the one-half year period).

Fiera Capital Emerging Markets Fund Additional Information September 30, 2018 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 81 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chair of the audit committee of MVC Capital, Inc., and as director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.). Mr. Hellerman also serves as a director and member of the audit committee of The Swiss Helvetia Fund, Inc., and as trustee and chair of the audit committee of High Income Securities Fund. Mr. Hellerman was previously a director of Brantley Capital Corporation, Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.)

			4	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 57 Trustee	Indefinite/ Since Inception	Mr. Mirabile has served as an Industry Consultant for KPMG University since December 2012. He previously served as Chief Operating Officer and member of the Investment Committee of Larch Lane Advisors (2008-2011) (asset management).	4	None
Corey Dillon, 48 Trustee	Indefinite/ Since August 15, 2018	Mr. Dillon has been CEO of Benefitness Partners, a Denver-based provider of corporate wellness programs, since co-founding the firm in 2015. He has also served as an independent consultant to asset managers since 2015. He was previously Senior Vice President and Director of Advisory Services for ALPS, a DST Company from April 2007 – May 2015.	4	None

Fiera Capital Emerging Markets Fund Additional Information September 30, 2018 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Interested Trustee*
Michael Kalbfleisch, 59 Interested Trustee, Chairman	Indefinite/ Since Inception	Mr. Kalbfleisch currently serves as Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present). He previously served as Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016).	4	None
Officers Who are Not Trustees
Benjamin Thompson, 49 Chief Executive Officer	Indefinite/ Since Inception

Mr. Thompson currently serves as President and Chief Executive Officer of Fiera Capital Inc. (November 2015 to present). He previously served as Managing Principal and Chief Executive Officer at Samson Capital Advisors (June 2004 to October 2015).

			N/A	N/A
Pierre Blanchette, 52 Chief Financial Officer	Indefinite/ Since Inception	Mr. Blanchette currently serves as Executive Vice President and Head of Finance at Fiera Capital Corporation (April 2007 to present).	N/A	N/A
Stephen McShea, 46 Chief Compliance Officer	Indefinite/ Since Inception

Mr. McShea currently serves as General Counsel at Fiera Capital Inc. He previously served as General Counsel and Chief Compliance Officer at Larch Lane Advisors (June 2009 to February 2015) (asset management).

			N/A	N/A

*	Trustee who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

**

The Trustees serve on the Board of Trustees for terms of indefinite duration. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-855-771-7119.

Proxy Voting – For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 855.771.7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 855.771.7119 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings – The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Form N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Fiera Capital Emerging Markets Fund Additional Information September 30, 2018 (Unaudited)

Tax Information

Corporate Dividends Received Deduction – For the year ended September 30, 2018, the Fiera Capital Emerging Markets Fund had 1.69% of dividends paid from net investment income which qualified for the 70% dividends received deduction available to corporate shareholders.

Qualified Dividend Income – For the year ended September 30, 2018, the Fiera Capital Emerging Markets Fund had 100% of dividends paid from net investment income designated as qualified dividend income.

Long-Term Capital Gains Designation – Pursuant to IRC 852 (b)(3) of the Internal Revenue Code Fiera Capital Emerging Markets Fund hereby designates $97,351,044 as long-term capital gains distributed during the year ended September 30, 2018.

Foreign Taxes Paid – Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fiera Capital Emerging Markets Fund designates $5,063,252 of income derived from foreign sources and $2,201,066 of foreign taxes paid for the period ended September 30, 2018.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended September 30, 2018, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Fiera Capital Emerging Markets Fund	$0.1349	$0.0586

Fiera Capital Emerging Markets Fund Approval of Investment Advisory Agreements September 30, 2018 (Unaudited)

At meetings held in person on September 13, 2017 and February 27, 2018, the Board of Trustees of Fiera Capital Emerging Markets Fund (the “Board”) approved the investment advisory agreements (each an “Advisory Agreement”) between Fiera Capital Series Trust (the “Trust”), a Delaware statutory trust, on behalf of Fiera Capital Emerging Markets Fund (the “Fund”), a series of the Trust, and its wholly owned subsidiary, Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”), and Fiera Capital Inc., a Delaware corporation (the “Adviser”), for an initial two-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve each Advisory Agreement. The Board noted that the Adviser expected to acquire the City National Rochdale’s emerging markets advisory business (the “Acquisition”) and, in that connection, the portfolio management team of the City National Rochdale Emerging Markets Fund (the “CNR Fund”) is expected to join the Adviser upon closing and, thereafter, the CNR Fund would be expected to be reorganized into the Fund (the “Reorganization”) and continue to be managed by the current portfolio management team of the CNR Fund.

In considering whether to approve each Advisory Agreement (hereinafter, referred to together as the “Advisory Agreements”), the Board reviewed various materials from the Adviser, which included: (i) information concerning the services proposed to be provided to the Fund by the Adviser; (ii) the investment performance of the CNR Fund, which would be the accounting survivor in the aforementioned Reorganization; (iii) the proposed fees and expenses of the Fund, including comparative expense information; (iv) information on the estimated profitability of the Adviser and its affiliates, taking into account their cost of providing services; (v) economies of scale; and (v) other potential benefits to the Adviser from its relationship with the Fund. In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Proposed to be Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services proposed to be provided to the Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted the Adviser’s significant assets under management. The Trustees noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and the resources, including personnel (subject to the oversight and supervision of the Adviser) it provides the Adviser as a “participating affiliate.” The Trustees also took into account the Adviser’s representation of its intent to consummate the Acquisition and the Reorganization. The Trustees reviewed the CNR Fund’s portfolio management team information available as well as the oversight and other investment resources currently available at the Adviser. The Trustees also considered the Adviser’s representation that its current financial condition should enable it to provide quality services to the Fund. The Board also discussed the acceptability of the terms of the Advisory Agreements, including the relatively broad scope of services required to be performed by the Adviser under the agreements. They also noted the wide array of legal and compliance services provided to the Fund. The Board also noted that the Adviser would be providing, at its own expense, facilities necessary for the operation of the Fund and it would make personnel available to serve as the senior officers of the Fund, including the Chief Executive Officer and the Chief Financial Officer, as well as the Chief Compliance Officer. In connection with the proposed investment advisory services to be provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the proposed management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies. The Trustees observed that the portfolio manager of the CNR Fund would remain the portfolio manager of the Fund after the proposed Acquisition and Reorganization. Assuming completion of the Acquisition and the Reorganization, the Board found it was reasonable to expect that the Fund should receive the services required from the Adviser under the Advisory Agreements and that these services should be of high quality.

(b) Investment Performance of the Fund and Adviser

In connection with the evaluation of the services proposed to be provided by the Adviser, the Trustees reviewed the performance of the CNR Fund, which would be the accounting survivor in the aforementioned Reorganization, compared to the performance of a relevant benchmark, noting the CNR Fund’s relatively strong performance, including its 5-star Morningstar rating for the 5-year period.

(c) Cost of the Services Proposed to be Provided and Profits Realized by the Adviser from its Relationship with the Fund

The Trustees reviewed the cost of services proposed to be provided by the Adviser and the fees paid under each Advisory Agreement. (It was observed that no fees are paid under the Advisory Agreement between the Mauritius Subsidiary and the Adviser.) The Trustees also considered information showing a comparison of the proposed advisory fee and expense ratio of the Fund compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser which employ investment strategies similar to that of the Fund. It was observed that proposed fees were substantially identical to current fees

Fiera Capital Emerging Markets Fund Approval of Investment Advisory Agreements September 30, 2018 (Unaudited)

for the CNR Fund. The Trustees noted that the proposed fees approximated those of the other similar mutual funds. Based on its review, the Board concluded that the level of the proposed management fee for the Fund was fair and reasonable in light of the extent and quality of services proposed to be provided to the Fund.

In reaching this conclusion, the Trustees also considered the estimated profitability to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees observed that estimated profitability levels from the Fund based on various potential asset levels appeared reasonable, particularly in light of the losses currently being absorbed by the Adviser from its service to the Trust overall.

(d) Other Benefits

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund. The Board concluded that the Fund would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the proposed fees under the Advisory Agreements to be fair and reasonable in light of the services to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved each Advisory Agreement for an initial two-year period.

Fiera Capital Emerging Markets Fund Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

Board of Trustees

Corey Dillon
Gerald Hellerman
Michael Kalbfleisch
Kevin Mirabile

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Fund is not a bank deposit, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD LLP during the fiscal year 2017 and Deloitte & Touche LLP during the fiscal year 2018 were as follows:

(a)	Audit Fees for Registrant.

Fiscal year ended September 30, 2018	$19,000
Fiscal year ended September 30, 2017	$26,694

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended September 30, 2018	$0
Fiscal year ended September 30, 2017	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by Deloitte & Touche LLP.

Fiscal year ended September 30, 2018	$5,000
Fiscal year ended September 30, 2017	$0

(d)	All Other Fees.

Fiscal year ended September 30, 2018	None
Fiscal year ended September 30, 2017	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)	During the fiscal year ended September 30, 2018, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	December 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	December 5, 2018

By	/s/ Pierre Blanchette
Title	Pierre Blanchette, Principal Financial Officer

Date	December 5, 2018